SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2004

                       --------------------
                  Commission File No. 04-2147929
                           ------------
                        NORTHEAST UTILITIES
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      (Exact name of registrant as specified in its charter)
          MASSACHUSETTS           1-5324              04-2147929
       -----------                ------            ---------------
(State or other jurisdiction of  (Commission       (I.R.S. Employer
       organization)             File Number)      Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
   MASSACHUSETTS                                           01105
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) John H. Forsgren, principal financial officer, a trustee and Vice Chairman, Executive Vice President and Chief
     Financial Officer of Northeast Utilities (NU), resigned these positions on December 31, 2004 and retired effective January
     1, 2005.

     (c) (1) David R. McHale's September 14, 2004 election by the NU Board of Trustees as Senior Vice President and Chief Financial Officer became effective on January 1, 2005. Effective as of that date, Mr. McHale also became Senior Vice President and Chief Financial Officer of The Connecticut Light and Power Company, Public Service Company of New Hampshire, Western Massachusetts Electric Company, Yankee Gas Services Company and certain other direct and indirect subsidiaries of NU.

          (2) Mr. McHale is 44 years old. He will hold all of these positions until the next annual elections of officers and until his successors are elected. Prior to assuming his current positions, Mr. McHale held the offices of Vice President and Treasurer of NU and certain of its subsidiaries since prior to 2000.

          (3)  Mr. McHale participates in the Supplemental
     Executive Retirement Plan for Officers of Northeast
     Utilities, as well as other compensation and benefits programs available to senior officers of NU.


For further information on these matters, see NU's Current Report on Form 8-K dated September 15, 2004.

                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORTHEAST UTILITIES
                           (Registrant)


                           By:  /s/ Randy A. Shoop
                                    Name:  Randy A. Shoop
                                    Title:  Vice President and Treasurer


Date: January 5, 2005